SUPPLEMENT DATED JANUARY 26, 2010

TO PROSPECTUS DATED MAY 1, 2009
FOR SUN LIFE LARGE CASE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

This supplement contains information about the Van Kampen Life Investment Trust Comstock Portfolio and Van Kampen Life Investment Trust Growth and Income Portfolio.

On October 19, 2009, Morgan Stanley announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen Life Investment Trust Comstock Portfolio and Van Kampen Life Investment Trust Growth and Income Portfolio (the “Portfolios”). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010. Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio’s current investment advisory agreement to terminate.

In connection with the Transaction, the Board of Trustees of the Van Kampen Life Investment Trust (the “Board”) has approved, subject to shareholder approval, that the Portfolios be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Portfolio to a newly formed fund (the “Acquiring Fund”) advised by an affiliate of Invesco that have substantially the same investment objectives, principal investment strategies and risks as the Portfolios (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Portfolios at a special meeting of shareholders anticipated to be held sometime during the second quarter of 2010. A proxy statement formally detailing the proposal and information concerning the Acquiring Fund is anticipated to be distributed to shareholders of the Portfolios during the first quarter of 2010.

If shareholders of the Portfolios approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Portfolios will receive shares of the corresponding Acquiring Funds in exchange for their shares of the Portfolios. Upon completion of the proposed Reorganization, the Portfolios will dissolve pursuant to an Agreement and Plan of Reorganization adopted by the Board.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Sun Life Large Case                                                                                                                                          2010